EXHIBIT 10.173

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to IA BRANCH PORTFOLIO, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	IA BRANCH PORTFOLIO, L.L.C., a Delaware limited liability company

By: Inland American Real Estate Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
8	GA00460	Jonesboro Branch	139 North Main Street	Jonesboro	GA	30236	Clayton	9,385
8	GA00477	Terrell Mill Branch	1380 Powers Ferry Road	Marietta	GA	30067	Cobb	4,869
8	GA00500	Forest Hills Office	2815 Wrightsboro Road	Augusta	GA	30909	Richmond	3,271
8	GA00687	Gillionville Branch	1100 Gillionville Road	Albany	GA	31707	Dougherty	5,655
8	MD00295	Chestertown	611 Washington Ave	Chestertown	MD	21620	Kent	1,784
8	NC00268	NCF: Battleground	3227 Battleground Avenue	Greensboro	NC	27408	Guilford	2,464
8	NC00309	NCF: Charlotte Ave	1908 Old Charlotte Hwy	Monroe	NC	28110	Union	3,300
8	TN00182	Hermitage Branch	4809 Old Hickory Boulevard	Nashville	TN	37076	Davidson	3,420
8	TN00186	Priest Lake Branch	2509 Murfreesboro Pike	Nashville	TN	37217	Davidson	4,500
8	TN00215	Northside Branch	104 Heritage Park Drive	Murfreesboro	TN	37219	Rutherford	4,000
8	TN00285	Red Bank Branch	3513 Dayton Boulevard	Chattanooga	TN	37415	Hamilton	4,936
8	VA00190	Regency	1500 Parham Road	Richmond	VA	23229	Henrico	4,920
8	VA00350	Lee-Old Dominion	4710 Lee Highway	Arlington	VA	22207	Arlington	2,100
9	GA00334	Chattahoochee Branch	1221 Chattahoochee Avenue, NW	Atlanta	GA	30318	Fulton	3,994
9	GA00455	Honey Creek Branch	3590 Highway 20 South	Conyers	GA	30013	Rockdale	3,191
9	GA00658	Vineville Office	3201 Vineville Avenue	Macon	GA	31204	Bibb	3,106
9	GA00798	Windward McGinnis	5150 McGinnis Ferry Road	Alpharetta	GA	30005	Fulton	4,758
9	NC00256	NCF: Erwin	101 N 13th Street	Erwin	NC	28339	Harnett	2,800
9	TN00238	Industrial Park Branch	2021 North Locust	Lawrenceburg	TN	38464	Lawrence	3,091
9	TN00319	Jonesborough Facility	401 Jackson Boulevard	Jonesborough	TN	37659	Washington	1,850
9	TN00385	Lake City Facility	506 South Main Street	Lake City	TN	37769	Anderson	4,500
9	VA00197	Tuckernuck	9072 W. Broad Street	Richmond	VA	23229	Henrico	3,588
9	VA00513	Franklin	117 W. Second Avenue	Franklin	VA	23851	City of Franklin	4,690